UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/ A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	June 6, 2008

EXCELLENCY INVESTMENT REALTY TRUST, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-50675	20-8635424
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 39th Floor New York, NY 10167
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:	(212) 792-4040

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On June 12, 2008, Excellency Investment Realty Trust, Inc. (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (“SEC”), dated June 6, 2008 (the “Form 8-K”), in connection with the decision by the Company’s Board of Directors to dismiss Weinberg & Company, P.A. as the Company’s independent registered public accounting firm and to engage McElravy, Kinchen & Associates, P.C. as the Company’s new independent registered public accounting firm. This amendment on Form 8-K/A is being filed to update the information originally reported in the Form 8-K.

Item 4.01.            Change in Registrant’s Certifying Accountant.

Effective as of June 6, 2008, Excellency Investment Realty Trust, Inc. (the “Company”) dismissed Weinberg & Company, P.A. (“Weinberg & Co.”) as its independent registered public accounting firm.  Prior to its dismissal, Weinberg & Co. performed the audit of the Company’s financial statements for the two years ended December 31, 2007 and 2006.

Weinberg & Co.’s reports on the Company’s financial statements for the past two years did not contain any adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope or accounting principles.

The decision to change certifying accountants was approved by the Company’s Board of Directors on June 5, 2008.

During the Company’s two most recent fiscal years, and the subsequent period through June 6, 2008 (the date of dismissal of Weinberg & Co.), there were no disagreements with Weinberg & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Weinberg & Co., would have caused it to make reference to the matter in connection with its reports.

The Company made the contents of this current report available to Weinberg & Co. and requested it to furnish a letter addressed to the SEC as to whether Weinberg & Co. agrees or disagrees with, or wishes to clarify the Company’s expression of, its views, or containing any additional information. A copy of Weinberg & Co.’s letter to the SEC is included as Exhibit 16.1 to this Form 8-K/A.

As of June 6, 2008, McElravy, Kinchen & Associates, P.C. was engaged as the Company’s new independent registered public accountants.

During the Company’s two most recent fiscal years, and the subsequent interim periods through June 6, 2008 (the date of engagement of McElravy, Kinchen & Associates), the Company did not consult McElravy, Kinchen & Associates regarding either: (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-B.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

16.1	Letter from Weinberg & Company, P.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCELLENCY INVESTMENT REALTY TRUST, INC.
(Registrant)

Date: August 8, 2008	By:	/s/ David Mladen
David Mladen
President and Chief Executive Officer